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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)    March 11, 2002
                                                    --------------



                                GANNETT CO., INC.
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             (Exact name of registrant as specified in its charter)



           Delaware                     1-6961                   16-0442930
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 (State or other jurisdiction         (Commission               (IRS Employer
       of incorporation)             File Number)             Identification No.



                 7950 Jones Branch Drive, McLean, Virginia 22107
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:    (703) 854-6000
                                                   -----------------------------



                1100 Wilson Boulevard, Arlington, Virginia 22234
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          (Former name or former address, if changed since last report)


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                                      -2-

Item 5.    Other Events.

        On March 11, 2002, Gannett Co., Inc. ("Gannett") entered into a new
$2.75 billion revolving credit agreement pursuant to which the lenders have agreed to make, when effective, up to $ 1.375 billion in 364-day revolving credit loans and up to $1.375 billion in five year revolving credit loans. At the end of the 364-day period following the effective date of the credit agreement, any borrowings under the 364-day credit facility will be convertible into a one-year term loan at Gannett's option. The credit agreement contains restrictive provisions that require the maintenance of net worth of at least
$2.5 billion and an interest coverage ratio of at least 3.0:1.0. The credit agreement will be effective on one business days' prior notice by Gannett, provided the notice is given before April 30, 2002. At the time the credit agreement becomes effective, Gannett intends to terminate its 1998 $3 billion revolving credit facility and the $1.53 billion 364-day revolving credit facility under its 2000 credit agreement.

        Filed herewith are the following documents for Gannett which are attached hereto as Exhibit 11, Exhibit 23 and Exhibits 99(a) through 99(i) which
Gannett is making available on March 11, 2002.

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
             Exhibit 11       -     Computation of Ratios of Earnings to Fixed Charges.

             Exhibit 23       -     Consent of Independent Accountants.

             Exhibit 99:

                     (a)      -     Five-year Summary of Selected Financial Information;

                     (b)      -     Statement re:  Management's Responsibility for Financial Statements;

                     (c)      -     Management's Discussion and Analysis of Financial Condition and Results
                                    of Operations for the years ended December 30, 2001, December 31, 2000, and December 26, 1999;

                     (d)      -     Consolidated Balance Sheets -- December 30, 2001 and December 31, 2000;

                     (e)      -     Consolidated Statements of Income for the years ended December 30, 2001,
                                    December 31, 2000, and December 26, 1999;

                     (f)      -     Consolidated Statements of Cash Flows for the years ended December 30, 2001,
                                    December 31, 2000, and December 26, 1999;


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                                      -3-

                     (g)      -     Consolidated Statements of Changes in Shareholders' Equity for the years ended December 30, 2001, December 31, 2000, and December 26, 1999;

                     (h)      -     Notes to Consolidated Financial Statements; and

                     (i)      -     Report of Independent Accountants.
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                                      -4-

Item 7.    Exhibits.

           An Exhibit Index is included herein.


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                                      -5-

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  March 11, 2002                      GANNETT CO., INC.



                                            By:   /s/ George R. Gavagan
                                                  ------------------------------
                                                  George R. Gavagan
                                                  Vice President and Controller

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                                      -6-

                                  EXHIBIT INDEX


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
             Exhibit 11       -     Computation of Ratios of Earnings to Fixed Charges.

             Exhibit 23       -     Consent of Independent Accountants.

             Exhibit 99:

                     (a)      -     Five-year Summary of Selected Financial Information;

                     (b)      -     Statement re:  Management's Responsibility for Financial Statements;

                     (c)      -     Management's Discussion and Analysis of Financial Condition and Results
                                    of Operations for the years ended December 30, 2001, December 31, 2000, and December 26, 1999;

                     (d)      -     Consolidated Balance Sheets -- December 30, 2001 and December 31, 2000;

                     (e)      -     Consolidated Statements of Income for the years ended December 30, 2001,
                                    December 31, 2000, and December 26, 1999;

                     (f)      -     Consolidated Statements of Cash Flows for the years ended December 30, 2001,
                                    December 31, 2000, and December 26, 1999;

                     (g)      -     Consolidated Statements of Changes in Shareholders' Equity for the years ended December 30, 2001, December 31, 2000, and December 26, 1999;

                     (h)      -     Notes to Consolidated Financial Statements; and

                     (i)      -     Report of Independent Accountants.
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